UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On October 20, 2004, Harris Corporation (“Harris”) issued a press release announcing, among other things, its results of operations and financial condition for its first quarter of fiscal 2005 ended October 1, 2004 and increased earnings guidance for fiscal 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release includes a discussion of earnings guidance for Harris for the fiscal year ending July 1, 2005 and diluted earnings per share, using certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, Harris has included in its press release a reconciliation of all non-GAAP financial measures disclosed in the press release to the most directly comparable GAAP financial measure.

Management of Harris believes that these non-GAAP financial measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. Management also believes that these non-GAAP measures enhance the ability of an investor to analyze trends in Harris’ business and to better understand our performance. In addition, Harris may utilize non-GAAP financial measures as a guide in its budgeting and long-term planning process and to measure operating performance for some management compensation purposes. Earnings and earnings guidance excluding items are measures that are not defined by GAAP and shall be viewed in addition to, and not in lieu of, earnings and earnings guidance on a GAAP basis. Please refer to our financial statements and accompanying footnotes for additional information and for a presentation of results in accordance with GAAP.

Item 9.01   Financial Statements and Exhibits.

                    (c) Exhibits.

                          The following exhibit is furnished herewith:

                          Press Release, issued by Harris Corporation on October 20, 2004 (furnished pursuant to Item 2.02 and Item 7.01).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

		By:	/s/ Bryan R. Roub
		Name: Title:	Bryan R. Roub Senior Vice President and Chief Financial Officer

Date:	October 20, 2004

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K, Item 601	Description

99.1	Press Release, issued by Harris Corporation on October 20, 2004, (furnished pursuant to Item 2.02 and Item 7.01).